UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2024

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 23rd Floor,
New York, NY 10019.
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 23, 2023, Integral Acquisition Corporation I, a Delaware corporation (“Integral 1”), issued a press release announcing (1) the extension of the date by which Integral 1 and Flybondi Limited, a private limited company incorporated under the laws of England and Wales (“Flybondi”), must complete their proposed business combination (the “Business Combination”) from November 1, 2024 to March 2025, (2) the payment by Integral 1 of an excise tax in the amount of $1.1 million, which payment was contemplated by that certain Business Combination Agreement, as amended by that certain Assignment, Novation and Amendment Agreement dated July 2, 2024, and as further amended by that certain Second Amendment to Business Combination Agreement dated October 1, 2024 (as amended, the “Business Combination Agreement”), with Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“FB Parent”), Gaucho MS, Inc., a Delaware corporation, Flybondi and certain holders of Flybondi’s outstanding shares that have executed the Business Combination Agreement, and (3) the special meeting in lieu of an annual meeting of stockholders of Integral 1, scheduled for October 28, 2024, at which Integral 1 will seek stockholder approval to extend the date by which Integral 1 must complete its initial business combination from November 5, 2024 to November 5, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Information about the Proposed Business Combination and Where to Find It

This Current Report on Form 8-K (this “report”) relates to the proposed Business Combination involving Integral 1 and Flybondi. In connection with the proposed Business Combination, Integral 1 and Flybondi will become subsidiaries of FB Parent, which will be the going-forward public company.

The proposed Business Combination will be submitted to Integral 1’s stockholders for their consideration and approval. FB Parent intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement”), which will include a proxy statement/prospectus to be distributed to Integral 1’s stockholders in connection with Integral 1’s solicitation of proxies for the vote by Integral 1’s stockholders to approve the proposed Business Combination and other matters as described in the Registration Statement, and certain other related documents, as well as the prospectus relating to the offer of the securities to be issued by FB Parent in connection with the completion of the proposed Business Combination. INTEGRAL 1’s STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (ONCE AVAILABLE) IN CONNECTION WITH INTEGRAL 1’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE BUSINESS COMBINATION, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FLYBONDI, INTEGRAL 1, AND THE PROPOSED BUSINESS COMBINATION. After the Registration has been filed and declared effective, the proxy statement/prospectus and other relevant documents will be mailed to shareholders of Integral 1 as of a record date to be established for voting on the proposed Business Combination. Investors and security holders will also be able to obtain copies of the Registration Statement, any amendments or supplements thereto, the preliminary or definitive proxy statement, once available, and other documents containing important information about each of the companies filed by Integral 1 or FB Parent once such documents are filed with the SEC, without charge, at the SEC’s website at https://www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this report is not incorporated by reference into, and is not a part of, this report.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Integral 1, Flybondi, FB Parent and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Integral 1’s stockholders and Flybondi’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Integral 1 is contained in Integral 1’s filings with the SEC, including Integral 1’s final prospectus relating to its initial public offering, which was filed with the SEC on November 4, 2021, and its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 12, 2024, which are each available free of charge at the SEC’s website at https://www.sec.gov. Additional information regarding the interests of such participants and any other persons who may, under SEC rules, be deemed to be participants in the solicitation of Integral 1’s stockholders in connection with the proposed Business Combination will be set forth in the Registration Statement for the proposed Business Combination when available. A list of the names of such participants and information regarding their direct or indirect interests in the proposed Business Combination will be contained in the Registration Statement for the proposed Business Combination when available. You may obtain free copies of these documents, when available, from the sources indicated above.

Forward-Looking Statements

Certain statements made in this report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Flybondi’s or Integral 1’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Although Flybondi and Integral 1 believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Flybondi nor Integral 1 can assure you that either will achieve or realize these plans, intentions or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the proposed Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive any other necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of FB Parent to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (iii) the inability to obtain or maintain the listing of Integral 1’s shares on Nasdaq following the Business Combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations of Flybondi as a result of the announcement and consummation of the proposed Business Combination; (vi) Integral 1 and Flybondi’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving Integral 1 or Flybondi; (ix) changes in applicable laws or regulations; (x) failure of Flybondi to comply with laws and regulations applicable to Flybondi’s business; (xi) Flybondi’s estimate of expenses and profitability; (xii) assumptions regarding redemptions by Integral 1’s stockholders and purchase price and other adjustments; (xiii) changes in the competitive environment affecting Flybondi; (xiv) the impact of pricing pressure and erosion on Flybondi; (xv) the failure by Integral 1 or Flybondi to obtain additional capital, if needed, on acceptable terms; (xvi) the failure of Flybondi to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for Flybondi’s services, and in particular economic and market conditions in the commercial airline industry in the markets in which Flybondi operate; (xviii) Flybondi’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Integral 1’s other filings with the SEC. There may be additional risks that none of Flybondi, FB Parent or Integral 1 presently knows or that Flybondi, FB Parent or Integral 1 currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Flybondi’s, FB Parent’s or Integral 1’s expectations, plans or forecasts of future events and views of the date of this report. Flybondi, FB Parent and Integral 1 anticipate that subsequent events will cause Flybondi’s, FB Parent’s and Integral 1’s assessments to change. Forward-looking statements speak only as of the date they are made, and none of Flybondi, FB Parent or Integral 1 undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of Flybondi, FB Parent or Integral 1 gives any assurance that any of Flybondi, FB Parent or Integral 1 will achieve expectations.

No Offer or Solicitation

This report does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This report also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

By:	/s/ Enrique Klix
Name: Enrique Klix
Title: Chief Executive Officer

Dated: October 24, 2024